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                                                                    Exhibit 10.1

                                 LEASE AMENDMENT
                            FOR THE PREMISES KNOWN AS
              9255 DOHENY ROAD, UNIT 2705, LOS ANGELES, CALIFORNIA

This Amendment hereby modifies the Lease, dated October 24, 1991, subsequent amendments and extensions between Rodman Properties (successor "Landlord") and Rollerball International, Inc.
(successor "Tenant").


Term.             Two (2) years, commencing December 1, 1997 and ending November
                  30, 1999.

Rent.             $3,750.00 fixed for entire term.

Rent Due.         Rent shall be due no later than the fifth (5th) day of each month; hereafter the late charge applies.

Suite
Improvements.     Landlord will properly clean the carpet no less than every six
                  (6) months, or at Landlord's option if the carpet cannot be cleaned on the first attempt, he may replace the carpet with a color acceptable to both parties. Landlord will pay to have the walls of the suite touched up with paint of the same color, some walls of which should be repainted. Landlord will repair the dishwasher so that the heating element works.
                  Landlord will pay up to $75.00 to have the exterior balcony sealed. Landlord will pay to have the exterior balcony lights made to work, and the screen doors made operable. Tenant shall properly maintain the suite and fixtures thereafter.


Tenant's
Termination
Clause. Tenant may terminate the Lease Extension at anytime during the extended Lease Term by giving sixty (60) days written notice to Landlord along with funds equaling four (4) months rent ("termination fee"). Tenant shall be required to pay rent during the sixty-day notification period. In lieu of this termination fee, Tenant, with the reasonable cooperation of Landlord, may elect to find a new tenant to lease the premises at market rent (however, no less than Tenant's rent and remaining term). The new tenant shall be acceptable to Landlord in Landlord's sole and absolute discretion.

Landlord's
Termination
Clause. Landlord may terminate the Lease Extension at anytime during the extended Lease Term by giving sixty (60) days written notice to Tenant. Within fifteen (15) days after Tenant vacates the premises, Landlord shall issue a check to Tenant for $5,000.000 representing reimbursement of Tenant's moving expenses. Landlord agrees not to tour the premises for sales purposes prior to December 1, 1998.


Personal
Guarantors.       Jack Forcelledo & Beth Forcelledo, jointly and severally,
                  personally guarantee the payment and performance required under the Lease, amendments and extensions. Guarantors understand that they and their personal assets are at immediate risk should the Lease be in default.
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Unless herein amended, all other terms, conditions and provisions of the Lease and subsequent amendments remain in full force and effect.

AGREED TO AND ACCEPTED THIS 2nd DAY OF DECEMBER, 1997.


------------------------------               -----------------------------------
Matthew S. Rodman                            Rollerball International, Inc.
Rodman Properties, Ltd.
                                             -----------------------------------
                                             Jack Forcelledo, Personally

                                             -----------------------------------
                                             Beth Forcelledo, Personally


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                               ASSIGNMENT OF LEASE

The undersigned Lessees in that certain Lease covering the Premises known as 9255 Doheny Road, Unit 2705, in the City of West Hollywood, do hereby assign and transfer all of our right, title and interest in and to the said Lease, amendments and extensions to Rollerball International, Inc. The undersigned Lessees acknowledge that they are not in any way relieved of the obligations contained in said Lease, amendments and extensions whatsoever.

Dated:  December 2, 1997                     /s/ JACK FORCELLEDO
      ---------------------------            -----------------------------------
                                             Jack Forcelledo

                                             /s/ BETH FORCELLEDO
Dated:                                       -----------------------------------
      ---------------------------                Beth Forcelledo



                               ASSUMPTION OF LEASE

In consideration of the above Assignment and written consent of the Lessor thereto, we hereby assume and agree to be bound by all the terms and conditions of the said Lease, amendments and extensions therein agreed to be made and performed and to pay the rental therein provided.

Dated:   December 2, 1997                    /s/ ROLLERBALL INTERNATIONAL, INC.
      --------------------------             -----------------------------------
                                             Rollerball International, Inc.



                              CONSENT TO ASSIGNMENT

The undersigned Lessor hereby consents to the above Assignment of Lease. Lessee has deposited $2,500.00 with the Lessor as security deposit. Lessor has been induced by Assignee and Assignor to consent to this Assignment of Lease, and does not relieve Assigning Lessee of any obligations agreed to under the Lease, amendment and extensions.

Dated:   December 5, 1997                    /s/ MATTHEW S. RODMAN
     ---------------------------             -----------------------------------
                                             Matthew S. Rodman
                                             Rodman Properties